UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES ACT OF 1934

Date of Report (Date of earliest event reported): February 13, 2024

SIENTRA, INC.
(Exact name of registrants as specified in its charters)

Delaware	001-36709	20-5551000
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3333 Michelson Drive, Suite 650 Irvine, California	92612
(Address of Principal Executive Offices)	(Zip Code)

805-562-3500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SIEN	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

The information set forth below in Item 1.03 in this Current Report on Form 8-K (this “Current Report”) is hereby incorporated by reference into this Item 1.01.

Item 1.03 Bankruptcy or Receivership.

DIP Credit Agreement

As previously disclosed, on February 12, 2024, Sientra, Inc. (the “Company”) and certain of its direct and indirect subsidiaries filed voluntary petitions to commence proceedings under chapter 11 (the “Chapter 11 Cases”) of title 11 of the United States Code in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). The Chapter 11 Cases are being jointly administer under the caption In re Sientra, Inc., et al.

On February 14 , 2024, the Company, as borrower and certain of the Company’s direct and indirect debtor-subsidiaries, as guarantors, entered into that certain multi-draw senior secured super-priority priming term loan debtor-in-possession credit agreement and guaranty (the “DIP Credit Agreement”), with the Lenders from time to time party thereto, and Deerfield Partners L.P., as agent for the DIP Lenders, on the terms and conditions set forth therein. Capitalized terms used but not otherwise defined in this Current Report shall have the meanings given to them in the DIP Credit Agreement. The description of the DIP Credit Agreement included in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on February 13, 2024, in Item 1.03 under the caption “DIP Credit Agreement” is hereby incorporated by reference. The foregoing description of the DIP Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the DIP Credit Agreement, which is attached to this Current Report as Exhibit 10.1 and is incorporated herein by reference.

On February 14, 2024, the Bankruptcy Court entered an order approving the DIP Credit Agreement on an interim basis.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated by reference into this Item 2.03.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On February 13, 2024, the Company received written notice (the “Delisting Notice”) from the Listing Qualifications Department of the Nasdaq Stock Market LLC notifying the Company that, as a result of the Chapter 11 Cases and in accordance with Nasdaq Listing Rules 5101, 5110(b) and IM-5101-1, it had determined that the Company’s common stock will be delisted from The Nasdaq Stock Market (“Nasdaq”). The Company does not intend to appeal this determination.

Trading of the Company’s common stock will be suspended at the opening of business on February 22, 2024, and Nasdaq will file a Form 25-NSE with the SEC, which will remove the Company’s common stock from listing and registration on Nasdaq.

As a result of the suspension and expected delisting, the Company expects its common stock to commence trading in the OTC Pink Marketplace under the symbol “SIENQ”. The OTC Pink Marketplace is a significantly more limited market than Nasdaq, and quotation on the OTC Pink Marketplace likely results in a less liquid market for existing and potential holders of the common stock to trade the common stock and could further depress the trading price of the common stock. The Company can provide no assurance that its common stock will continue to trade on this market, whether broker-dealers will continue to provide public quotes of the common stock on this market, or whether the trading volume of the common stock will be sufficient to provide for an efficient trading market. The transition to over-the-counter markets will not affect the Company’s business operations or its reporting requirements under the rules of the SEC.

Item 8.01 Other Events.

Cautionary Note Regarding the Company’s Securities

The Company cautions that trading in its securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders of the Company’s securities in the Chapter 11 Cases. In particular, the Company expects that its equity holders could experience a significant or complete loss on their investment, depending on the outcome of the Chapter 11 Cases.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report contains “forward-looking statements” related to future events. Forward-looking statements contain words such as “expect,” “anticipate,” “could,” “should,” “intend,” “plan,” “believe,” “seek,” “see,” “may,” “will,” “would” or “target.” Forward-looking statements are based on management’s current expectations, beliefs, assumptions and estimates. These statements are subject to significant risks, uncertainties and assumptions that are difficult to predict and could cause actual results to differ materially and adversely from those expressed or implied in the forward-looking statements, including risks and uncertainties regarding: the Company’s ability to obtain court approval from the Bankruptcy Court with respect to motions or other requests made to the Bankruptcy Court throughout the course of the Chapter 11 Cases, including with respect to any final orders relating to the DIP Credit Agreement; the Company’s ability to access the full amount available under the DIP Credit Agreement which requires the satisfaction of certain conditions that may not be satisfied for various reasons, including for reasons outside of the Company’s control; the ability of the Company to negotiate, develop, confirm and consummate a sale of all or substantially all of the Company Parties’ assets; the effects of the Chapter 11 Cases, including increased legal and other professional costs necessary to execute the sale of all or substantially all of the Company Parties’ assets, on the Company’s liquidity (including the availability of operating capital during the pendency of the Chapter 11 Cases), results of operations or business prospects; the effects of the Chapter 11 Cases on the interests of various constituents; the length of time that the Company will operate under Chapter 11 protection; risks associated with third-party motions in the Chapter 11 Cases; Bankruptcy Court rulings in the Chapter 11 Cases and the outcome of the Chapter 11 Cases in general; the Company’s anticipated delisting of its common stock from Nasdaq and trading of the Company’s common stock on the OTC Pink Marketplace; general economic conditions, including inflation, recession, unemployment levels, consumer confidence and spending patterns, credit availability and debt levels; the Company’s ability to attract, motivate and retain key executives and other associates; the impact of cost reduction initiatives; the Company’s ability to generate or maintain liquidity and legal and regulatory proceedings. Forward-looking statements are also subject to the risk factors and cautionary language described from time to time in the reports the Company files with the SEC, including those in the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2022 and any updates thereto in the Company’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. These risks and uncertainties may cause actual future results to be materially different than those expressed in such forward-looking statements. Sientra has no obligation to update or revise these forward-looking statements and does not undertake to do so.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Numbers	Description
10.1*	Multi-Draw Senior Secured Super-Priority Priming Debtor-In-Possession Credit Agreement, dated as of February 14, 2024, by and among Sientra, Inc., the other loan parties thereto and Deerfield Partners L.P.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	In accordance with Item 601(a)(5) of Regulation S-K, certain schedules or similar attachments to this exhibit have been omitted from this filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 16, 2024	SIENTRA, INC.

	By:	/s/ Ronald Menezes
Ronald Menezes
President and Chief Executive Officer

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